EXHIBIT 10.1

AMENDMENT NO. 2
TO THE  “INTERNATIONAL DRILLING CONTRACT-LAND”

This “AMENDMENT NO. 2 TO THE INTERNATIONAL DRILLING CONTRACT-LAND” (hereinafter referred to as the “Amendment”) is made and entered into as of 13 April, 2009 by and between:

- ZION OIL & GAS INC., a corporation organized under the laws of State of Delaware USA having offices at 6510 Abrams Road, Suite 300 Dallas, Texas 75231 USA and at 15 Bareket St. North Industrial Park Caesarea, 38900, Israel (hereinafter referred to as “Operator”), and

- ALADDIN MIDDLE EAST LTD., a corporation organized under the laws of State of Delaware USA having offices at 123 South Market, Wichita Kansas 67202 USA and at Sogutozu Caddesi No: 23 Balgat 06520 Ankara, Turkey (hereinafter referred to as “Contractor”).

Each of “Operator” and “Contractor” shall sometimes hereinafter individually be referred to as a “Party”, and collectively as the “Parties”.

WHEREAS, Operator and Contractor entered into an International Daywork Drilling Contract-Land dated September 12, 2008, as amended by Amendment No. 1 dated December 7, 2008 (hereinafter referred to as the “Contract”), a Protocol with respect to the Contract dated June 18, 2008, an Amendment to Protocol dated July 31, 2008, and a Protocol No. 2 dated December 7, 2008;

WHEREAS, Article 609 of the Contract contemplates Operator providing to Contractor a bank letter of credit in an amount of USD 550,000 as security for payment of the services to be performed by Contractor under the Contract;

WHEREAS, Contractor has requested from Operator an advance in an amount of USD 300,000 (hereinafter referred to as the “Advance”) as a pre-payment for services to be performed under the Contract;

WHERAS, in exchange for receiving the Advance, Contractor hereby agrees to waive and fully relinquish its rights to receive the bank letter of credit from Operator as provided for in Article 609 of the Contract; and

WHEREAS, the Parties hereto desire to amend the specific matter regarding the bank letter of credit in the Contract and effect the Amendment as necessary;

NOW THEREFORE, intending to be legally bound and in consideration for the mutual covenants and agreements contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	DEFINITIONS

All terms in this Amendment shall have the same meaning as in the Contract, unless otherwise defined in this Amendment.

2.	WAIVER OF BANK LETTER OF CREDIT AND ADVANCE

a.
Contractor hereby fully waives all rights and releases Operator from all of Operator’s obligations under Article 609 of the Contract, regarding Operator’s obligations to secure a bank letter of credit.

b.	In exchange for being released of its obligations under Article 609 of the Contract, Operator hereby agrees to wire the Advance to Contractor within two business days of the execution hereof.

3.	SUBJECT OF THE AMENDMENT

Article 609 of the Contract is hereby amended and restated in its entirety as set forth below:

“609. Bank Letter of Credit

Intentionally omitted.”

4.	SURVIVAL OF TERMS

Unless otherwise stated in this Amendment, all terms and conditions of the Contract shall be in full force and effect. The terms and conditions of the Contract shall prevail in the event of any discrepancy or conflict between this Amendment and the Contract, unless otherwise agreed in writing and mutually agreed to by and between the Parties hereto.

5.	ENTIRETY

This Amendment shall constitute an integral part of the Contract, which shall remain in full force and effect, as amended.

6.	COUNTERPARTS

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any Party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

IN WITNESS WHEREOF, Operator and Contractor have caused this Amendment to be signed in 2 (two) original copies on the day and year first written above, for and on their behalf by the signatories hereto who have been fully authorized to do so by Operator and
Contractor respectively.

ZION OIL & GAS, INC.	ALADDIN MIDDLE EAST LTD.
(Operator)	(Contractor)

/s/ Richard Rinberg	/s/ Huseyin Cetin Mumcuoglu
Richard Rinberg, CEO	Huseyin Cetin Mumcuoglu,
General Manager